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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 14, 1997


                          KOLL REAL ESTATE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-17189                       02-0426634
          (Commission File Number) (I.R.S. Employer Identification No.)



4343 Von Karman Avenue, Newport Beach, California         92660
(Address of principal executive offices)               (Zip Code)


                                 (714) 833-3030
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed Since Last Report)

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Item 3.  BANKRUPTCY OR RECEIVERSHIP

       On July 14, 1997, Koll Real Estate Group, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware, Midland Plaza, 824 Market Street, Wilmington, Delaware 19801 (the "Court"). An order for relief was entered. Pursuant to Sections 1007(a) and 1108 of the Bankruptcy Code, the Company is authorized to continue to operate its business and manage its properties as a debtor in possession. No trustee, examiner or similar officer has been appointed by the Bankruptcy Court.

       The Company's direct and indirect subsidiaries and affiliates have not filed for bankruptcy protection, are not involved in the proceeding and continue to operate their respective businesses in the ordinary course.

       Contemporaneously with the filing of the bankruptcy petition the Company filed a proposed prepackaged plan of reorganization (the "Prepackaged Plan") and the Company's solicitation of acceptances of the Prepackaged Plan in the form of the Proxy Statement/Prospectus and Disclosure Statement, dated as of May 1, 1997 (the "Disclosure Statement"), pursuant to Section 1126(b) of the Bankruptcy Code. On or about May 6, 1997, the Prepackaged Plan and Disclosure Statement were sent to all classes of impaired creditors, debentureholders and equity security holders of record as of April 24, 1997, voting thereon and acceptances of the Prepackaged Plan were solicited. As of June 23, 1997, the Company had received the requisite acceptances for confirmation of the Prepackaged Plan.

       The Prepackaged Plan provides for a restructuring of the Company's capital structure. The only impaired parties under the Prepackaged Plan are the holders of (a) the 12% Senior Subordinated Pay-In-Kind Debentures due March 15, 2002, (b) the 12% Subordinated Pay-In-Kind Debentures due March 15, 2002, (c) non-contingent, liquidated claims and (d) equity securities of the Company. The Prepackaged Plan does not alter the Company's obligations to its other creditors, including its trade creditors, customers, employees, holders of contingent and unliquidated claims, holders of guaranty claims, and parties to contracts with the Company.

       A hearing to consider the Disclosure Statement, any objections thereto, the method of solicitation of votes to accept or reject the Prepackaged Plan, and any other matter that may properly come before the court will be held before the Honorable Helen S. Balick, Chief United States Bankruptcy Judge of the Bankruptcy Court, on August 19, 1997 at 3:30 p.m. (Standby) (Eastern time) or as soon thereafter as counsel may be heard (the "Disclosure Statement Hearing"). A hearing to consider confirmation of the Prepackaged Plan, any objections thereto, and any other matter that may properly come before the Court (the "Confirmation Hearing"), shall be held before the Honorable Helen S. Balick immediately following the Disclosure Statement Hearing referred to above, or at such later time as determined by the Bankruptcy Court and announced at the Disclosure Statement Hearing. The Disclosure Statement Hearing or Confirmation Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date or dates at such hearings or adjournments thereof.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:

       Exhibit No.            Description
       ------------           -----------

       99.1              Prepackaged Plan of Reorganization of Koll Real
                         Estate Group, Inc.




                                       2.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   KOLL REAL ESTATE GROUP, INC.



Date:  July 21, 1997               By  /s/ Raymond J. Pacini
                                      ------------------------------
                                      Raymond J. Pacini
                                      Executive Vice President and
                                      Chief Financial Officer


                                       3.